Exhibit 10.2

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of September 21, 2026 (the “Effective Date”), is entered into by and between [Aeternum Health, Inc.], a Delaware corporation (the “Company”), and American Renaissance Resources LLC, a Wyoming limited liability company (“ARR”). The Company and ARR are referred to collectively herein as the “Parties” and, individually, as a “Party.”

RECITALS

WHEREAS, the Company and ARR are the parties to that certain Membership Interest Purchase Agreement, dated September 21, 2026 (the “MIPA”), pursuant to which the Company purchased from ARR, as of the Effective Date, all of the issued and outstanding membership interests of American Renaissance Minerals LLC, a Delaware limited liability company; and

WHEREAS, pursuant to the MIPA, the Parties desire to set forth their agreement with respect to observer rights, registration rights and certain other matters, in each case in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1.	The terms “Closing Shares”, “Contingent Shares” and “Pre-Funded Warrants” used herein have the meanings given thereto in the MIPA, and the following capitalized terms used herein have the following meanings:

“Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” is defined in the Preamble. “ARR” is defined in the Preamble.

“ARR Ownership Percentage” means the percentage of the class of Common Stock that is beneficially owned by ARR, as calculated in accordance with Regulation 13D-G under the U.S. Exchange Act.

“Board” means the board of directors of the Company. “Board Materials” is defined in Section 2.2.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company. “Company” is defined in the Preamble.

“Confidentiality Agreement” is defined in Section 4.1. “Effective Date” is defined in the Preamble.

“MIPA” is defined in the Recitals.

“Observer” is defined in Section 2.1.

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“Parties” is defined in the Recitals.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association or other form of entity, including a governmental authority.

“Registrable Securities” means collectively the Closing Shares, the Contingent Shares and the Common Stock issuable on exercise of the Pre-Funded Warrants that are held by or potentially issuable to ARR.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the U.S. Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock, including the prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Related Party Transaction” means any transaction that would be required to be reported by the Company pursuant to Item 404(a) of Regulation S-K under the U.S. Exchange Act.

“Subsidiary” has the meaning set forth in Rule 405 of the rules and regulations promulgated under the U.S. Securities Act.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

ARTICLE II

OBSERVER AND APPROVAL RIGHTS

2.1.	For as long as the ARR Ownership Percentage is greater than 9.9%, the Company grants to ARR the right to appoint a representative (the “Observer”) to attend all Board meetings (including telephonic or videoconference meetings) in a non-voting, observer capacity. The Observer may participate fully in discussions of all matters brought to the Board for consideration, but in no event shall the Observer (i) be deemed to be a member of the Board; (ii) except for (and without limitation of) the obligations expressly set forth in this Agreement, have or be deemed to have, or otherwise be subject to, any duties (fiduciary or otherwise) to the Company or its stockholders; or (iii) have the right to propose or offer any motions or resolutions to the Board. Upon request, the Company shall allow the Observer to attend Board meetings by telephone or electronic communication. The presence of the Observer shall not be taken into account or required for purposes of establishing a quorum.

2.2.	The Company shall provide to the Observer copies of all notices, minutes, consents, and other materials that it provides to Board members (collectively, “Board Materials”), including any draft versions, proposed written consents, and exhibits and annexes to any such materials, at the same time and in the same manner as such information is delivered to the Board members.

2.3.	Notwithstanding anything herein to the contrary, the Company may exclude the Observer from access to any Board Materials, meeting, or portion thereof if the Board concludes, acting in good faith, that (i) such exclusion is reasonably necessary to preserve the attorney-client or work product privilege between the Company or any of its Affiliates and its counsel (provided, however, that any such exclusion shall only apply to such portion of such material or meeting which would be required to preserve such privilege); (ii) such Board Materials or discussion relates to the Company’s or any of its Affiliates’ relationship, contractual or otherwise, with ARR or its Affiliates or any actual or potential transactions between or involving the Company or its Affiliates and ARR or its Affiliates; or (iii) such exclusion is necessary to avoid a conflict of interest or disclosure that is restricted by any agreement to which the Company or any of its Affiliates is a party or otherwise bound.

2.4.	The Parties agree that neither the Company nor its Affiliates nor any member of the Board shall be entitled to rely on any statements or views expressed by the Observer in any Board meeting.

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2.5.	To the extent that any information obtained by the Observer from the Company (or any director, officer, employee, or agent thereof) is Confidential Information (as such is defined in the Confidentiality Agreement), ARR shall, and shall cause the Observer to, treat any such Confidential Information as confidential in accordance with the terms and conditions set out in the Confidentiality Agreement. ARR will cause the Observer to enter into any confidentiality agreement reasonably requested by the Company, and to comply with all policies of the Company that are applicable to Board members.

2.6.	For as long as the ARR Ownership Percentage is greater than 9.9%, the Company will not engage in any Related Party Transaction without the prior written approval of ARR.

2.7.	ARR acknowledges that the ARR Ownership Percentage is not currently greater than 9.9%, and due to the operation of the beneficial ownership limitations in the MIPA and the form of Pre-Funded Warrants, the ARR Ownership Percentage is unlikely to exceed 9.9% unless ARR acquires beneficial ownership of additional Company securities through additional transactions that are not contemplated by the MIPA. ARR will advise the Company promptly in writing upon ARR’s determination that the ARR Ownership Percentage has become greater than 9.9%, so the Parties can verify whether the rights set forth in this Article II have become effective.

2.8.	The rights of ARR set forth in this Article II shall terminate on the earliest to occur of (i) the date that is fifteen (15) months after the date hereof, if the ARR Ownership Percentage is not then greater than 9.9%, or (ii) the first day thereafter when the ARR Ownership Percentage ceases to exceed 9.9%.

ARTICLE III

REGISTRATION RIGHTS

3.1.	The Company shall:

3.1.1.	use its best efforts to satisfy the information requirements of Rule 144(c) under the U.S. Securities Act, and

3.1.2.	use its best efforts to file with the Commission, within six months after the Effective Date, and to cause to become effective as soon as practicable thereafter, a Registration Statement on Form S-1, or other appropriate form, covering the resale by ARR of the Registrable Securities, and to keep such Registration Statement effective;

provided, however, that ARR must provide any information pertinent to the filing and maintenance of the Registration Statement reasonably requested by the Company from time to time, and ARR agrees it will discontinue use of the Registration Statement at any time the Company advises that the Registration Statement is not current or is not effective.

3.2.	The rights of ARR set forth in this Article III shall terminate upon the earliest to occur of (i) the first day on which ARR ceases to hold any Registrable Securities or Pre-Funded Warrants, or (ii) the first day on which all of the Registrable Securities held by ARR and issuable upon exercise of Pre-Funded Warrants held by ARR may be resold pursuant to Rule 144 without any volume limitations.

ARTICLE IV

CONFIDENTIALITY

4.1.	The provisions of the Confidentiality Agreement dated September , 2026, entered into between ARR and the Company (the “Confidentiality Agreement”), shall continue in full force and effect for the term of this Agreement, notwithstanding any other provisions of the Confidentiality Agreement.

4.2.	The Company agrees that Section 8.3 of the Confidentiality Agreement shall not be interpreted to prevent ARR from disposing of the Registrable Securities in a manner consistent with this Agreement and with applicable securities laws.

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ARTICLE V

MISCELLANEOUS

5.1.	Interpretation of Provisions. Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” If any provision in this Agreement is held to be illegal, invalid, not binding or unenforceable, (a) such provision shall be fully severable and the Agreement shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of the Agreement, (b) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (c) the remaining provisions shall remain in full force and effect. The Agreement has been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

5.2.	No Waiver; Modifications in Writing.

5.2.1.	Delay. No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party at law or in equity or otherwise.

5.2.2.	Amendments and Waivers. Except as otherwise provided herein or therein, no amendment, waiver, consent, modification or termination of any provision of this Agreement shall be effective unless signed by each of the Parties hereto. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any Party from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on either Party, as applicable, in any case shall entitle such Party, as applicable, to any other or further notice or demand in similar or other circumstances.

5.3.	Binding Effect; Assignment.

5.3.1.	This Agreement shall be binding upon the Parties and their respective successors and permitted assigns; provided, that no Party may assign this Agreement without the prior written consent of the other Party. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement and their respective successors and permitted assigns.

5.4.	Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, electronic mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

If to the Company:

Aeternum Health, Inc.

5289 NE Elam Young Pkwy, Suite 180 Hillsboro, OR 97124

Email: joosthuizen@aeternumresources.com

Attention: Josua Oosthuizen, Chief Executive Officer

with a copy to:

Dorsey & Whitney LLP 701 5th Avenue, Suite 6100

Seattle, WA 98104-7043

Email: doerksen.christopher@dorsey.com

Attention: Christopher Doerksen

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If to ARR:

American Renaissance Resources LLC

40 N Gould St.

Sheridan, WY 82801

Email: jl@amxres.com

Attention: Justin Lowe, Authorized Representative

or to such other address as the Company or ARR may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time sent (provided that no “bounce-back” or similar message is received), if sent by electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

5.5.	Entire Agreement. This Agreement is intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company or any of its Affiliates or ARR or any of its Affiliates set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

5.6.	Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

5.7.	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF DELAWARE IN EACH CASE LOCATED IN THE CITY OF WILMINGTON AND COUNTY OF NEW CASTLE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.8.	EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS AGREEMENT.

5.9.	Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

5.10.	Termination. This Agreement shall terminate as soon as ARR’s rights under both Article II and Article III shall terminate; provided, that the Confidentiality Agreement and any other confidentiality agreement between the Company or any of its Affiliates and ARR, Observer or any of their respective Affiliates shall survive for an additional period of at least one year thereafter.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

AETERNUM HEALTH, INC.

By:	/s/ Josua Oosthuizen

Name:	Justin Oosthuizen

Title:	CEO

AMERICAN RENAISSANCE RESOURCES LLC

By: Gardiner Investments LLC, a Managing Member

By:	/s/ Justin Peter Lowe
Name:	Justin Peter Lowe
Title:	Manager

[Signature page to Investor Rights Agreement]